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                               [WCRA LETTERHEAD]

                                      2001
                           CERTIFICATE OF REINSURANCE

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                                    for the
                            AGREEMENT OF REINSURANCE
                                  between the
                 WORKERS' COMPENSATION REINSURANCE ASSOCIATION
                                      and


                    AMERICAN COMPENSATION INSURANCE COMPANY







JANUARY 1, 2001 - DECEMBER 31, 2001                    RETENTION LIMIT: $330,000


This certifies that the entity named above is a Member of the Workers' Compensation Reinsurance Association (WCRA) as of the date indicated below, and that the WCRA reinsures the Member's liability for benefits pursuant to Minn. Stat. Ch. 176 in excess of the Member's retention limit for the period indicated above. This certificate shall not be valid for any portion of the indicated period during which the entity is not a Member of the WCRA.

                                        Workers' Compensation
                                        Reinsurance Association

                                        /s/ JAY BENANAV
                                        -------------------------------------
                                        Jay Benanav
                                        President and Chief Executive Officer

                                        Dated: January 1, 2001

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